UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

MULLEN AUTOMOTIVE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

See Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2022, Mullen Automotive Inc. (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) in order to (i) amend the Certificate to terminate the right of the holders of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”) to cast 1,000 votes for each share of Series A Preferred beneficially held by such holders on November 5, 2024, after which date the holders will be entitled to one vote for each share of Series A Preferred beneficially owned; (ii) modify the liquidation preference of the Series A Preferred resulting in an increase in the liquidation preference of the Series A Preferred from $0.10 per share to $1.29 per share; and (iii) to modify the liquidation preference of each of the Company’s Series B Preferred Stock, par value $0.001 per share, and Series C Preferred Stock, par value $0.001 per share, resulting in an increase in the Series B and Series C Original Issue Prices, as defined in the Certificate, from $0.6877 per share to $8.84 per share. The Amended Charter was previously approved by the written consent of the majority of the stockholders of Company.

The foregoing description of the Amended Charter is qualified, in its entirety, by the full text of the foregoing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Mullen Automotive, Inc., dated March 8, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: March 10, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer